Villere Balanced Fund
TICKER: VILLX
Villere Equity Fund
TICKER: VLEQX
(together, the “Funds”)
each a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated July 15, 2022 to the Statutory Prospectus and Statement of Additional Information dated December 29, 2021
Effective immediately, all references to options as an investment strategy and as a principal investment risk of the Fund are hereby removed.

The following non-fundamental investment restriction has been added to the Statement of Additional Information.

The Fund is prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the fund without a shareholder vote. If the Fund does determine to invest in derivatives in the future, it will comply with Rule 18f-4 under the 1940 Act.

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Please retain this supplement with your Statutory Prospectus and Statement of Additional Information.